Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long VST ETF (VSTL)

(the “Fund”)

listed on The Nasdaq Stock Market, LLC

July 11, 2025

Supplement to the Statutory Prospectus

and Statement of Additional Information (“SAI”),

each dated March 11, 2025

Effective immediately, the Fund’s ticker symbol is changed in accordance with the following chart. Accordingly, all references to the Fund’s ticker symbol in the Prospectus and SAI are hereby amended and restated to reflect the Fund’s new ticker symbol.

Fund Name	Old Ticker Symbol	New Ticker Symbol
Defiance Daily Target 2X Long VST ETF	VSTY	VSTL

Please retain this Supplement for future reference.